New Age Media Fund

Annual Report

December 31, 1996

Fellow Shareholders

Fellow Shareholders

New Age Media stocks posted weak results during the last six months. Technology and international holdings were strong, while content and distribution holdings were poor performers.
     For the second half of 1996, the fund produced a 4.5% loss based on net asset value and a 3.1% gain on its stock price. The general market, represented by the Standard & Poor's 500 Stock Index, rose 11.7% on a total return basis during the same period. The discount between the fund's net asset value and the price of the New Age Media Fund as quoted on the New York Stock Exchange decreased from 20.5% to 17%. A $3.09 capital gain distribution ($1.59 of which was short-term), equivalent to approximately 17% of net asset value, was declared and paid in December. As a result, the net asset and stock values closed at $15.22 and $12.63, respectively. The distribution was made in accordance with the Internal Revenue Service Code and was the result of profit-taking on selected holdings throughout the year. We regard the size of the distribution as unusually large.
     The fund's net asset value gain for the year was 1.8%, and its return based on share price was 5.7%.

Performance Comparison

Periods Ended December 31, 1996

                                   6 Months        12 Months
                                  __________      __________

New Age Media Fund
  Based on NAV*                     - 4.54%          1.78%
  Based on NYSE Share Price*          3.08           5.65
S&P 500                              11.68          22.96
*                          Total Return

Market Environment

For the U.S. stock market, 1996 was a surprisingly strong year in which equities had seemingly everything working in their favor. The investment environment was benign with stable interest rates, minimal inflation, and solid corporate profit growth. Demand for stocks was enhanced by record merger and acquisition activity, large share repurchases by U.S. corporations, record mutual fund inflows, and minimal returns from most fixed income investments. After declining in midsummer, most domestic stock groups rebounded strongly in the second half of the year. Although most sectors benefited from the turn, large-capitalization stocks, especially those of blue chip companies, tended to outperform smaller-cap shares as investors sought safety and liquidity.
  The performance of New Age Media stocks was mostly poor in the second half. Technology enablers rebounded sharply after a midsummer rout to provide the lone bright spot in terms of fundamental and stock performance. The content sector posted lackluster results due to factors such as fundamental softness and concerns about the immediacy of benefits from the entertainment megadeals of 1995. After a strong first half fueled by speculation about the rewards of telecommunications reform legislation, the performance of the distribution sector was weak. Investor focus shifted from optimism about the opportunities created by deregulation to concerns about the final details of the legislation and the ultimate impact of increased competition on incumbent service providers.
  For the whole of 1996, New Age Media sectors produced widely divergent results with technology sectors such as semiconductors, computers, and software ranking among the best-performing groups, while cable and broadcasting, entertainment, and communications technology were among the worst-performing.
  Merger and acquisition activity, especially among large telecommunications companies, and the strong rebound in technology stocks were the major developments for fund stocks during the past six months. The passage of telecommunications reform legislation in early 1996 created the opportunity and strategic need for large acquisitions by distribution companies. The broadcast companies started this process in earnest in mid-1996, only to be followed by huge communications deals such as the proposed acquisitions of Pacific Telesis by SBC Communications (formerly Southwestern Bell), MCI by British Telecom, and MFS by World Comm. Investor enthusiasm for many of these mergers was cooled by uncertainties about approvals from the Federal Trade Commission. This was especially true in the broadcast sector, where significant stock appreciation in the first half was often erased in the second. The stocks of content providers generally lagged the broader market due to uninspiring fundamental performances.

Portfolio Review

Our investment approach continues to focus on secular themes as guides in the investment process and also on individual company analysis in stock selection. In pursuing secular opportunities, we continually reassess our expectations against changes in fundamentals, government regulation, and the ability of companies to secure attractive financing. The themes we attempt to exploit include:

o The increased use of wireless distribution systems for voice, video, and data transmission, which should be favorable for holdings such as PanAmSat, Pegasus Communications, and Omnipoint.

o The growth in electronic commerce, which should benefit First
  Data, Intuit, and Sterling Commerce.

o The global demand for quality entertainment, which should drive demand for products from Disney and Time Warner.

o The increasing pervasiveness of technology in communications and entertainment, which should benefit Analog Devices, Maxim
  Integrated Products, and Xilinx.

o Growth in networked communications infrastructure, which should continue to drive demand for products from Ascend
  Communications, 3Com, and Security Dynamics Technology.

Sector Diversification

December 31, 1996

Chart 1 - Sector Diversification

  The fund's concentration in a limited number of industries makes its performance more volatile than the overall stock market. Since volatility works both ways, we attempt to use it to take profits and also to initiate new investments.
  We adjusted the portfolio's sector diversification modestly in the second half. The percentage of assets invested in the content sector increased from 23% at the end of June to 27% at year-end. Distribution stocks fell from 32% of assets to 27%. Technology enablers went from 17% to 22% of assets as the technology sector continued to be a significant source of strength for both the fund and the overall market. International investments remained at 20% of assets, while reserves decreased from 7% of assets to 1% during the six-month period. We did not make any additional private company investments during the second half of 1996.
  Media and entertainment holdings declined modestly as a percentage of assets. We reduced positions in the combined Time Warner/Turner Broadcasting company and eliminated shares in Viacom. We attempted to use share price weakness to increase our exposure to information-related companies with superior growth prospects. New positions include Sterling Commerce, a leader in electronic commerce software and services, and Electronic Data Systems, a major provider of computer consulting services.
  The distribution sector of the fund underwent change during the second half of 1996. Positions were eliminated or reduced in a number of wireless communications holdings due to concerns about fundamentals and the ability to secure financing on attractive terms. We eliminated positions in Echostar and Air Touch Communications and reduced our holdings of Centennial Cellular and Wireless One. We reestablished positions on price weakness in AT&T, the leading U.S. long distance provider, and American Radio Systems, a major consolidator of radio stations. New holdings include Smartalk Teleservices, a provider of prepaid telephone cards, and Pegasus Communications, a provider of direct television broadcast services in rural markets.
  Technology enablers continued to be strong contributors to performance. We took advantage of the summer correction in technology stocks to increase positions in 3Com, a network systems provider, and Maxim Integrated Products, a programmable semiconductor manufacturer. New positions were initiated later in the second half in BMC Software and Oracle, two leading business software companies. Positions were eliminated in Bay Networks and Informix due to weak fundamental prospects.

Open-End Proposal Approved

As you know, there has been a persistent discount between the fund's net asset value and its share price on the New York Stock Exchange, a problem that has affected many closed-end funds during the past few years. A share repurchase program authorized by your fund's Board of Directors has not been successful in reducing this discount. Consequently, after careful consideration, the Board approved a proposal to open-end the fund, subject to approval of shareholders at the fund's annual meeting later this year. The Board believed that open-ending the fund would enable stockholders to realize the full value of their investment.
  As of February 11, 1997, the stock price was $12.37, an 18% discount to the net asset value of $15.09 per share. At the close of trading on February 12, following the announcement of the Board's action, the discount narrowed to 4.7%. Pending necessary approval, the fund would be renamed the T. Rowe Price New Age Media Fund and become part of the T. Rowe Price family of no-load funds, offering investors all the benefits and services associated with them.

  International holdings increased modestly during the second half of 1996. We reduced wireless communications holdings such as Vodafone, Cellular Communications International, and Grupo Iusacell. New investments included Getty Communications, a provider of stock photographs and film footage. The international sector remains a significant growth area but is subject to volatility from outside sources. We continue to seek wealth-building opportunities based on individ-ual company prospects and market-specific developments.
  The fund experienced mixed results in most sectors in the second half, with technology enablers and international holdings being the major net contributors to positive results. The technology sector included major performers such as 3Com, Maxim Integrated Products, and Xilinx but also contained laggards such as Shiva and Intuit. Contributions by international holdings such as Flextech, Central European Media, and Getty Communications were offset by declines in holdings such as Scandinavian Broadcasting and Toolex Alpha, both of which suffered from weakness. Content holdings also turned in mixed results, with gains in Sterling Commerce offset by declines in Gaylord Entertainment and Premenos Technology. Distribution holdings were the major laggards with declines in wireless communications holdings Centennial Cellular, Intercel, Omnipoint, and Sinclair Broadcasting, which failed to meet fundamental expectations.

Investment Outlook

Fund performance is driven more by developments specific to the media industry than by overall market valuations and trends. The sentiment surrounding New Age Media stocks and their relative performance has vacillated between extreme optimism and pessimism over the last few years. The euphoria of 1993 turned into the negativism of 1994, which in turn was followed by the recovery of 1995.
  The current sentiment toward many fund sectors is pessimistic and lacks the speculative nature and complacency of 1993. After numerous false starts, the essential building blocks for New Age Media stocks started to move tangibly into place in 1996. Telecommunications reform legislation was finally enacted. Merger and acquisition activity was once again surprising in its scale and pace, and equipment for advanced services started to move beyond field trials and into limited commercial deployment. While these developments are positive for the deployment of advanced voice, video, and data services, they also create uncertainties about which competitors and services will emerge as fundamental and financial winners.
  The outlook for our holdings in 1997 contains both promise and uncertainty. The promise lies in the first commercial launches of advanced services, the uncertainty in the gradual nature of these launches, and the long-term impact of the new services on incumbent providers. As is often the case with major athletic events, the contestants (both companies and investors in this case) are experiencing jitters as the real action finally starts. Investors dislike uncertainty, regardless of long-term prospects, which was clearly evident in the second half of 1996. While we are disappointed with the near-term performance of the sector and the fund, we remain optimistic about the long-term, wealth-building opportunities and our ability to exploit them.
  From a portfolio management standpoint, we have lessened exposure to companies that depend on external sources of capital to fund growth plans and increased exposure to companies with more visible near- to intermediate-term prospects.
  Brian D. Stansky will assume day-to-day management of the fund in his new role as Chairman of the Investment Advisory Committee, and John D. Gillespie will remain President of the New Age Media Fund. Mr. Stansky, who is a Chartered Financial Analyst, joined T. Rowe Price in 1989 and has been a member of the fund's Investment Advisory Committee since 1995.
  We once again would like to thank you for your support and reaffirm our commitment to seizing long-term opportunities on your behalf.

  Respectfully submitted,

  John D. Gillespie
  President

  Brian D. Stansky
  Chairman of the
  Investment Advisory Committee

February 12, 1997

Portfolio Highlights

New Age Media Fund, Inc. / December 31, 1996

Key Statistics

Six months ended December 31, 1996

Change in NAV ($19.18 to $15.22)                     -$3.96

Change in NYSE
   Share Price ($15.25 to $12.63)                    - 2.62
________________________________________________________________

Total Net Assets (Millions)                         $222.6

Ten Largest Holdings

                                                Percent of
Company                                         Net Assets
________________________________________        __________

Flextech                                            3.1%

Getty Communications                                2.7

3Com                                                2.6

Gaylord Entertainment                               2.6

PanAmSat                                            2.5

Sterling Commerce                                   2.4

Maxim Integrated Products                           2.2

CUC International                                   2.2

Central European Media                              2.2

Xilinx                                              2.1
____________________________________________________________

Total                                              24.6%

Security Classification

                                 Percent of       Value
                                 Net Assets       (000)
                                 __________     ________

Common Stocks                       97.1%       $216,053

Preferred Stocks                     1.7           3,831

Short-Term Investments               1.7           3,736
                                  ______        ________
Total Investments                  100.5         223,620

Other Assets Less Liabilities       -0.5          -1,064
____________________________________________________________

Net Assets                         100.0%       $222,556

Average Annual
Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                Since Inception
                                  1 Year           10/13/93
                                 ________       ______________

Periods Ended 12/31/96             5.65%            13.17%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns are based on net asset value for the periods presented.

Performance Comparison

This chart shows the value of a hypothetical $10,000 invest-ment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - Performance Comparison

Financial Highlights
New Age Media Fund

                  For a share outstanding throughout each period

                  ----------------------------------------------
                                                       10/13/93
                                    Year Ended            to
                           12/31/96  12/31/95 12/31/94 12/31/93
                           _________ ___________________________

NET ASSET VALUE,
BEGINNING OF PERIOD. . .               $17.99    $13.44  $13.57
$13.93
                                       ______    ______  ______
______
Investment activities
 Net investment
 income. . . . . . . . .                (0.11)    (0.04)  (0.01)0.01
 Net realized and
 unrealized gain
 (loss). . . . . . . . .                 0.36      5.79   (0.11)(0.37)
                                       ______    ______  ______
______
 Total from investment
 activities. . . . . . .                 0.25      5.75   (0.12)(0.36)
                                       ______    ______  ______
______
Distributions
 Net investment
 income. . . . . . . . .                    -     (0.07)  (0.01)-
 Net realized gain . . .                (3.09)    (1.13)      --
                                       ______    ______  ______
______
 Total distributions . .                (3.09)    (1.20)  (0.01)-
                                       ______    ______  ______
______
Total from share
repurchases. . . . . . .                 0.07         -       --
                                       ______    ______  ______
______

NET ASSET VALUE,
END OF PERIOD. . . . . .               $15.22    $17.99  $13.44
$13.57
                                       ______    ______  ______
______
                                       ______    ______  ______
______

MARKET VALUE,
END OF PERIOD. . . . . .               $12.63    $14.88  $10.75
$13.38
                                       ______    ______  ______
______
                                       ______    ______  ______
______

Total investment return
 Per share market
 value . . . . . . . . .                5.65%    49.26%  (19.57)%(10.80)%
 Per share net
 asset value . . . . . .                1.78%    43.30%   (0.88)%(2.58)%

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets. .                1.22%     1.25%   1.35%
1.30%. . . . . . . . . !
Ratio of net investment income
to average net assets. .                (0.55)%   (0.25)% (0.15)%0.24%!
Portfolio turnover
rate . . . . . . . . . .               102.9%    118.9%  133.9%
58.7%. . . . . . . . . !
Average commission rate
paid . . . . . . . . . .              $0.1057         -       --
Net assets, end of period
(in thousands) . . . . .             $222,556  $268,782$200,996
$202,911

! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets (Values in thousands)

New Age Media Fund, Inc. / December 31, 1996

                                     Shares/Par        Value
                                  _____________   __________

Common Stocks and Warrants - 97.1%

Content - 27.4%
A. H. Belo (Class A) . . . . . .                  50,000   $1,744
America Online * . . . . . . . .                  115,000   3,824
CUC International *. . . . . . .                  205,000   4,869
Disney . . . . . . . . . . . . .                  50,000    3,481
DST Systems *. . . . . . . . . .                  45,400    1,424
Electronic Data Systems. . . . .                  70,000    3,027
First Data . . . . . . . . . . .                  125,000   4,562
Gaylord Entertainment. . . . . .                  250,000   5,719
Golden Books Family
Entertainment *. . . . . . . . .                  125,000   1,375
Houghton Mifflin . . . . . . . .                  22,300    1,263
New York Times (Class A) . . . .                  85,000    3,230
Platinum Entertainment * . . . .                  100,000   763
Premenos Technology *. . . . . .                  150,000   1,275
Premiere Radio Networks
(Class A) * !. . . . . . . . . .                  210,000   2,612
Reader's Digest (Class A)* . . .                  75,000    3,019
SABRE Group Holdings * . . . . .                  100,000   2,788
Scholastic * . . . . . . . . . .                  50,000    3,344
Sterling Commerce *. . . . . . .                  150,000   5,287
TeleCommunications * . . . . . .                  125,000   3,570
Time Warner. . . . . . . . . . .                  100,000   3,750
Total Content                                               60,926

Distribution - 27.4%

Aerial Communications *. . . . .                  350,000   2,800
American Radio Systems (Class A) *                   100,0002,725
AT&T . . . . . . . . . . . . . .                  100,000   4,350
BHC Communications (Class A) * .                  30,000    3,041
Centennial Cellular (Class A) *.                  300,000   3,619
Comcast (Class A Special). . . .                  150,000   2,672
Communications Broadband, warrants,
9/23/04 *. . . . . . . . . . . .                  335,731   0
Cox Communications (Class A) * .                  175,000   4,047
Intercel * . . . . . . . . . . .                  154,500   1,873
Jacor Communications * . . . . .                  125,000   3,430
Lamar Advertising *. . . . . . .                  80,000    1,900
Metro Networks * . . . . . . . .                  130,000   3,266
Omnipoint *. . . . . . . . . . .                  163,400   3,135
Outdoor Systems* . . . . . . . .                  120,000   3,405
PanAmSat * . . . . . . . . . . .                  200,000   5,625
Pegasus Communications * . . . .                  250,000   3,375
Renaissance Communications * . .                  100,000   3,575
Sinclair Broadcast Group
(Class A) *. . . . . . . . . . .                  75,000    1,969
SmarTalk TeleServices *. . . . .                  250,000   4,344
Universal Outdoor Holdings * . .                  50,000   $1,163
Wireless One * . . . . . . . . .                  111,600   753
Total Distribution                                          61,067

Technology - 22.2%

3Com * . . . . . . . . . . . . .                  80,000    5,865
Adobe Systems. . . . . . . . . .                  80,000    2,995
Analog Devices * . . . . . . . .                  100,000   3,387
Ascend Communications *. . . . .                  45,000    2,796
BMC Software * . . . . . . . . .                  75,000    3,117
Cascade Communications * . . . .                  40,000    2,210
Cisco Systems *. . . . . . . . .                  70,000    4,458
FORE Systems * . . . . . . . . .                  80,000    2,635
Intuit * . . . . . . . . . . . .                  75,000    2,381
Macromedia * . . . . . . . . . .                  152,000   2,755
Maxim Integrated Products *. . .                  115,000   4,981
Oracle * . . . . . . . . . . . .                  50,000    2,084
Security Dynamics Technologies *                  50,000    1,572
Shiva *. . . . . . . . . . . . .                  100,000   3,475
Xilinx * . . . . . . . . . . . .                  125,000   4,602
Total Technology                                            49,313

International - 20.1%

Cellular Communications
International *. . . . . . . . .                  150,000   4,312
Central European Media Enterprises
Limited (Class A) *. . . . . . .                  152,500   4,804
FlexTech (GBP) * . . . . . . . .                  600,000   6,928
Getty Communications ADS * . . .                  400,000   5,900
Grupo Iusacell, Series D ADR * .                  298,600   1,717
Grupo Televisa ADR * . . . . . .                  100,000   2,563
LM Ericsson (Class B) ADR. . . .                  150,000   4,528
Metromedia International * . . .                  175,000   1,728
Reuters ADR. . . . . . . . . . .                  20,000    1,533
Scandinavian Broadcasting System *                   175,0002,986
Toolex Alpha * . . . . . . . . .                  133,000   1,388
United International Holdings
(Class A) *. . . . . . . . . . .                  239,000   2,883
Vodafone ADR . . . . . . . . . .                  75,000    3,103
Xeikon ADR *#. . . . . . . . . .                  61,850    374
Total International                                         44,747

Total Common Stocks and Warrants
(Cost  $190,720)
216,053

Preferred Stocks - 0.3%

Crystal Dynamics, Series D * . .                  166,667   625
Total Preferred Stocks
(Cost  $1,250)                                              625

Convertible Preferred Stocks - 1.4%

Celcore, Series C *! . . . . . .                  250,000  $1,500
Communications Broadband,
Series C * . . . . . . . . . . .                  1,000,000 0
Golden Books Financing Trust . .                  30,000    1,706
Total Convertible Preferred Stocks
(Cost  $5,010)                                              3,206

Short-Term Investments - 1.7%

Discount Notes - 1.7%
Federal Home Loan Mortgage,
5.40%, 1/2/97. . . . . . . . . .              $   747,000   747
Federal National Mortgage Assn.,
5.51%, 1/24/97 . . . . . . . . .                  3,000,000 2,989
Total Short-Term Investments
(Cost  $3,736)                                              3,736

Total Investments in Securities - 100.5%
of Net Assets (Cost $200,716)                              $
223,620

Other Assets Less Liabilities. .
(1,064 . . . . . . . . . . . . .)

__________

NET ASSETS . . . . . . . . . . .                           $
222,556

__________

__________

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions . . . . . .                           $
(3,424)
Net unrealized gain (loss) . . .                            22,904
Paid-in-capital applicable to
14,626,666 shares of $0.0001 par value
capital stock outstanding; 1,000,000,000
shares authorized. . . . . . . .
203,076

__________

NET ASSETS . . . . . . . . . . .                           $
222,556

__________

__________

NET ASSET VALUE PER SHARE. . . .                           $15.22

__________

__________

*    Non-income producing
!    Affiliated company
# Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.17% of net assets.
GBP  British sterling

The accompanying notes are an integral part of these financial statements.

Statement of Operations

New Age Media Fund

In thousands

                                                   Year
                                                   Ended
                                                 12/31/96
                                                __________

Investment Income

Income
  Interest . . . . . . . . . . . . . . . . .               $1,198
  Dividend (net of foreign taxes of $53) . .                677

________

  Total income . . . . . . . . . . . . . . .                1,875

________

Expenses
  Investment management. . . . . . . . . . .                3,056
  Custody and accounting . . . . . . . . . .                138
  Shareholder servicing. . . . . . . . . . .                45
  Legal and audit. . . . . . . . . . . . . .                44
  Proxy and annual meeting . . . . . . . . .                40
  Registration . . . . . . . . . . . . . . .                24
  Directors. . . . . . . . . . . . . . . . .                14
  Prospectus and shareholder reports . . . .                4
  Miscellaneous. . . . . . . . . . . . . . .                45

________

  Total expenses . . . . . . . . . . . . . .                3,410

________

Net investment income. . . . . . . . . . . .
(1,535 . . . . . . . . . . . . . . . . . . )

________
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities . . . . . . . . . . . . . . . .                31,888
  Foreign currency transactions. . . . . . .                (25)

________
  Net realized gain (loss) . . . . . . . . .                31,863
Change in net unrealized gain or loss on
securities . . . . . . . . . . . . . . . . .
(26,626. . . . . . . . . . . . . . . . . . )

________

Net realized and unrealized gain (loss). . .                5,237

________

Increase (Decrease) in Net Assets from
Operations . . . . . . . . . . . . . . . . .               $3,702

________

________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

New Age Media Fund

In thousands

                                         Year
                                         Ended
                                       12/31/96    12/31/95
                                      __________   __________

Increase (Decrease) in Net Assets

Operations
  Net investment income. . . . . . .           $   (1,535) $(613)
  Net realized gain (loss) . . . . .               31,863   46,409
  Change in net unrealized
  gain or loss . . . . . . . . . . .               (26,626) 40,222
                                                   ________
________
  Increase (decrease) in net assets
  from operations. . . . . . . . . .               3,702    86,018
                                                   ________
________
Distributions to shareholders
  Net investment income. . . . . . .               -
(1,046 . . . . . . . . . . . . . . )
  Net realized gain. . . . . . . . .               (45,196)
(16,879. . . . . . . . . . . . . . )
                                                   ________
________
  Decrease in net assets from
  distributions. . . . . . . . . . .               (45,196)
(17,925. . . . . . . . . . . . . . )
                                                   ________
________

Capital share transactions
  Shares repurchased*. . . . . . . .               (4,732)  (307)
                                                   ________
________

Increase (decrease) in net assets. .               (46,226) 67,786

Net Assets

Beginning of period. . . . . . . . .               268,782
200,996
                                                   ________
________

End of period. . . . . . . . . . . .           $   222,556 $
268,782
                                                   ________
________
                                                   ________
________
*Shares repurchased
  Number of shares . . . . . . . . .               (310)    (20)
  Weighted average discount from net
  asset value per share. . . . . . .               17.97%   19.33%

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
New Age Media Fund, Inc. /  December 31, 1996

Note 1 - Significant Accounting Policies

T. Rowe Price New Age Media Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company and commenced operations on October 13, 1993.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $261,664,000 and $315,304,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income         $   1,535,000
Undistributed net realized gain                (1,497,000)
Paid-in-capital                             $     (38,000)

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $200,716,000, and net unrealized gain aggregated $22,904,000, of which $40,564,000 related to appreciated investments and $17,660,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administration agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $254,000 was payable at December 31, 1996. The fee is computed weekly and paid monthly at the annual rate of 1.10% of the fund's weekly net assets.

The Manager and its subsidiaries, under separate agreements with the fund, are responsible for maintaining the financial records of the fund, including calculating the fund's net asset value per share and providing certain shareholder services for all accounts. The fund incurred expenses pursuant to these related party agreements totaling approximately $68,000 for the year ended December 31, 1996, of which $6,000 was payable at period-end. During the year ended December 31, 1996, the fund, in the ordinary course of business, paid commissions of $3,000 to, and placed security purchase and sale orders aggregating $523,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

Note 5 - Share Repurchase Program

The Board has authorized the fund to repurchase its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as are believed to be in the best interest of the fund's shareholders. Any repurchase of shares has the effect of increasing the net asset value per share of the remaining shares outstanding.

Note 6 - Subsequent Event (unaudited)

On February 12, 1997, the Board of Directors approved a plan to convert the fund to an open-end management investment company. If the necessary shareholder approval is received and the fund converts to open-end status, outstanding fund shares would be redeemable, and fund shares would be offered for sale, by the fund on a continuous basis at per-share net asset value.

Report of Independent Accountants

To the Board of Directors and Shareholders of New Age Media Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Age Media Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Summary of Dividend Reinvestment & Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment & Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund
     (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)   State Street Bank & Trust Company (the Plan Agent):
     P. O. Box 8200
     Boston, Massachusetts
     02266-8200
     U.S.A.
     Telephone No.: 800-426-5523 (toll free)

     or

2)   T. Rowe Price Services, Inc.
     Telephone No.: 800-231-8432 (toll free)

New Age Media Fund

Officers and Directors
James S. Riepe, Chairman of the Board
Jeffrey H. Donahue, Director
A. MacDonough Plant, Director
John D. Gillespie, President
Charles A. Morris, Executive Vice President
Brian D. Stansky, Executive Vice President
Robert N. Gensler, Vice President
Lise J. Buyer, Vice President
Henry H. Hopkins, Vice President
John F. Wakeman, Vice President
Lenora V. Hornung, Secretary
Carmen F. Deyesu, Treasurer
David S. Middleton, Controller
Roger L. Fiery, Assistant Vice President
Edward T. Schneider, Assistant Vice President

Manager:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Telephone 410-547-2000

Custodian:
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

Transfer and Dividend Paying Agent
and Registrar:
State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

For information on the fund, including the NAV, please call toll free 1-800-231-8432
RPRTNAF  12/31/96

Chart 1 - Sector Diversification
Sector Diversification pie chart showing Content Providers 27.4%,
Distribution 27.4%, Technology Enablers 22.2%, International 20.1%, Other and Reserves 2.9%


Chart 2 - Performance Comparison
A line chart showing the cumulativ e growth of $10,000 invested in the New Age Media Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.